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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby, make constitute and appoint ROY A. GUTHRIE, KEITH W. HUGHES, FREDERIC C. LISKOW, CHESTER D. LONGENECKER and JOHN F. STILLO, and each of them, his true and lawful attorneys, for him and in the name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, KEITH W. HUGHES, FREDERIC C. LISKOW, CHESTER D. LONGENECKER and JOHN F. STILLO, and each of them, full power and authority to do and perform each and every act and that whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects of all that said ROY A. GUTHRIE, KEITH W. HUGHES, FREDERIC C. LISKOW, CHESTER D. LONGENECKER and JOHN F. STILLO, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name this 2nd day of March, 1999.




                              Signature:  /s/ KEITH W. HUGHES
                                          --------------------------------------
                              Name:       Keith W. Hughes
                              Title:      Chairman of the Board, Principal
                                          Executive Officer and Director



                              Signature:  /s/ ROY A. GUTHRIE
                                          --------------------------------------
                              Name:       Roy A. Guthrie
                              Title:      Director, Senior Executive Vice
                                          President and Chief Financial
                                          Officer



                              Signature:  /s/ JOHN F. STILLO
                                          --------------------------------------
                              Name:       John F. Stillo
                              Title:      Senior Vice President, Comptroller
                                          and Principal Accounting Officer